UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                  INFORMATION REQUIRED IN INFORMATION STATEMENT

                            SCHEDULE 14C INFORMATION

                 Information Statement Pursuant To Section 14(c)
                     of the Securities Exchange Act of 1934

Check the appropriate box:

[ ]  Preliminary information statement
[ ] Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))
[x]  Definitive information statement

                            MISSISSIPPI POWER COMPANY
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                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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     (2) Form, Schedule or Registration Statement No.:

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                                 NOTICE OF 2004
                                 ANNUAL MEETING
                            & INFORMATION STATEMENT

                            WWW.MISSISSIPPIPOWER.COM

                                                    (MISSISSIPPI POWER LOGO)

                           MISSISSIPPI POWER COMPANY
                             GULFPORT, MISSISSIPPI

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 19, 2004

NOTICE IS HEREBY GIVEN that the 2004 Annual Meeting of Shareholders of Mississippi Power Company will be held on May 19, 2004 at 10:15 a.m., Eastern Time, at the offices of the Company's affiliate, Georgia Power Company, 241 Ralph McGill Boulevard, N.E., Atlanta, Georgia 30308, to elect eight members of the board of directors and to transact any other business that may properly come before said meeting or any adjournment or postponement thereof.

Only shareholders of record at the close of business on April 12, 2004 will be entitled to notice of and to vote at said meeting or any adjournment or postponement thereof.

The Information Statement and the Annual Report are included in this mailing.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

BY ORDER OF THE BOARD OF DIRECTORS

Vicki L. Pierce
Corporate Secretary

Gulfport, Mississippi
April 23, 2004

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
General Information.........................................    1
Shareholder Proposals.......................................    1
Nominees for Election as Directors..........................    2
Corporate Governance........................................    3
Director Nomination Process.................................    5
Communications to the Board.................................    5
Board Attendance at Annual Meeting of Shareholders..........    5
Audit Committee Report......................................    6
Compensation and Management Succession Committee Report.....    8
Compensation Committee Interlocks and Insider
  Participation.............................................   10
Certain Relationships and Related Transactions..............   10
Executive Compensation Information..........................   11
Stock Ownership Table.......................................   15
Appendix A -- Southern Company Audit Committee Charter......  A-1
Appendix B -- Policy on Engagement of the Independent
  Auditor For Audit and Non-Audit Services..................  B-1

                             INFORMATION STATEMENT

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GENERAL INFORMATION
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This Information Statement is furnished by Mississippi Power Company (the "Company") in connection with the 2004 Annual Meeting of Shareholders and any adjournment or postponement thereof. The meeting will be held on May 19, 2004 at 10:15 a.m., Eastern Time, at the offices of the Company's affiliate, Georgia Power Company, 241 Ralph McGill Boulevard, N.E., Atlanta, Georgia 30308. This Information Statement is initially being provided to shareholders on or about April 23, 2004.

At the meeting, we will elect eight members to the board of directors and transact any other business that may properly come before the meeting. We are not aware of any other matters to be presented at the meeting; however, the holder of the Company's common stock will be entitled to vote on any other matters properly presented.

All shareholders of record on the record date of April 12, 2004 are entitled to notice of and to vote at the meeting. On that date, there were 1,121,000 shares of common stock outstanding and entitled to vote, all of which are held by The Southern Company ("Southern Company"). There were also 34,210 shares of $100 preferred stock and 1,200,000 shares of depositary preferred stock, each representing one-fourth of a share of preferred stock, outstanding on that date. With respect to the election of directors, all of the outstanding shares of preferred stock are entitled to vote as a single class with the Company's common stock. Each share of outstanding common stock counts as one vote and each share of outstanding preferred stock counts as one-half vote. Neither the Company's charter nor by-laws provides for cumulative voting rights.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

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SHAREHOLDER PROPOSALS
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Shareholders may present proper proposals for inclusion in the Company's information statement and for consideration at the next annual meeting of its shareholders by submitting their proposals to the Company in a timely manner. In order to be so included for the 2005 Annual Meeting, shareholder proposals must be received by the Company no later than February 22, 2005.

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NOMINEES FOR ELECTION AS DIRECTORS
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A board of eight directors is to be elected at the annual meeting, with each director to hold office until the next annual meeting and until the election and qualification of a successor. If any named nominee becomes unavailable for election, the board may substitute another nominee.

Below is information concerning the nominees for director stating, among other things, their names, ages, positions and offices held and brief descriptions of their business experience. The information is current as of the date of this Information Statement.

ANTHONY J. TOPAZI - Director since 2004
Mr. Topazi, 53, is president and chief executive officer of the Company. He served as executive vice president of Southern Company Generation and Energy Marketing of Southern Company Services, Inc. from October 2000 to December 2003, as senior vice president, Southern Power Company from November 2002 to December 2003, as vice president, Southern Power Company, October 2000 to November 2002, as vice president, Southern Company Services, Inc., Fuel Services from 1999 to October 2000 and as vice president, Alabama Power Company from 1991 to 1999.

TOMMY E. DULANEY - Director since 2001
Mr. Dulaney, 65, is president and chief executive officer of Structural Steel Services, Inc. (steel fabrication), Meridian, Mississippi. He is a member of the advisory board of Trustmark National Bank, Meridian, Mississippi.

LINDA T. HOWARD - Director since 1999
Ms. Howard, 60, is president of Howard Industries, Inc. (transformer, ballast and computer manufacturer), Laurel, Mississippi.

ROBERT C. KHAYAT - Director since 2002
Dr. Khayat, 66, is chancellor of the University of Mississippi, University, Mississippi.

AUBREY K. LUCAS - Director since 1984
Dr. Lucas, 69, is president emeritus and professor of higher education at the University of Southern Mississippi, Hattiesburg, Mississippi.

GEORGE A. SCHLOEGEL - Director since 1995
Mr. Schloegel, 63, is president and chief executive officer of Hancock Bank of Mississippi, Gulfport, Mississippi; Hancock Bank of Louisiana, Baton Rouge, Louisiana; and Hancock Bank of Florida, Tallahassee, Florida. He is vice chairman and chief executive officer and a director of Hancock Holding Company.

PHILIP J. TERRELL - Director since 1995
Dr. Terrell, 50, is retired superintendent of schools, Pass Christian Public School District, Pass Christian, Mississippi. He is adjunct professor of education at the University of Southern Mississippi, Gulf Park Campus, Long Beach, Mississippi. He is a director of Hancock Bank, Gulfport, Mississippi.

N. EUGENE WARR - Director since 1986
Mr. Warr, 68, is a retailer in Gulfport, Mississippi. He is a director of Coast Community Bank, formerly SouthTrust Bank of Mississippi, Biloxi, Mississippi.

Each nominee has served in his or her present position for at least the past five years, unless otherwise noted.

VOTE REQUIRED

The majority of the votes cast by the shares outstanding and entitled to vote at a meeting at which a quorum is present is required for the election of directors. Southern Company, as the owner of all of the Company's outstanding common stock, will vote for all of the nominees above.

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CORPORATE GOVERNANCE
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HOW IS THE COMPANY ORGANIZED?

The Company is managed by a core group of officers and governed by a board of directors that currently consists of eight members. The current nominees for election as directors consist of seven non-employee directors and the president and chief executive officer of the Company.

WHAT ARE DIRECTORS PAID FOR THEIR SERVICES?

  - Standard Arrangements. The following compensation was paid to the Company's directors during 2003 for service as a member of the board of directors and any board committee(s), except that employee directors received no fees or compensation for service as a member of the board of directors or any board committee. At the election of the director, all or a portion of the cash retainer may be payable in Southern Company common stock, and all or a portion of the total fees may be deferred under the Deferred Compensation Plan until membership on the board is terminated.

    Cash Retainer Fee.....................  $10,000
    Stock Retainer Fee....................  340 shares of Southern Company common stock
    Meeting Fee...........................  $750 for each board or committee meeting attended

  - Pension Plan. There is no pension plan for non-employee directors.

  - Other Arrangements. No director received compensation for services as a director during the year ended December 31, 2003 in addition to or in lieu of that specified by the standard arrangements specified above.

NEW GOVERNANCE POLICIES AND PROCESSES

The Company has reviewed the provisions of the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act"), the proposed and final rules of the U.S. Securities and Exchange Commission (the "SEC") and the final listing standards of the New York Stock Exchange (the "NYSE") relating to corporate governance. Based on the SEC's Final Rule: Standards Relating to Listed Company Audit Committees, the Company is exempt from the audit committee requirements set forth in Section 301 of the Sarbanes-Oxley Act and, therefore, is not required to have an audit committee or an audit committee report on whether it has an audit committee financial expert. The Company also is exempt from a majority of the NYSE's listing standards relating to corporate governance. The Company has voluntarily complied with certain of the NYSE's listing standards relating to corporate governance where such compliance is in the best interest of the Company's shareholders.

EXECUTIVE SESSIONS

It is the policy of the directors to hold an executive session of the non-employee directors without management participation at each scheduled board of directors meeting. The chair of the Controls and Compliance Committee presides over such executive sessions. Information on how to communicate with the chair of the Controls and Compliance Committee or the non-employee directors is provided under "Communications to the Board" below.

COMMITTEES OF THE BOARD

CONTROLS AND COMPLIANCE COMMITTEE:

The Controls and Compliance Committee was formed in July 2003 to replace the Audit Committee.

  - Members are Mr. Schloegel, Chair; Mr. Dulaney; Dr. Khayat; and Dr. Lucas

  - Met two times in 2003

  - Oversees the Company's internal controls and compliance matters

In 2003, the board of directors changed the name of its audit committee to the Controls and Compliance Committee and adopted a new charter to define the duties and responsibilities of the Committee as restructured. The Company's Audit Committee met two times in 2003 prior to its dissolution.

The Controls and Compliance Committee provides, on behalf of the board, oversight of the Company's system of internal control, compliance, ethics and employee concerns programs and activities. Its responsibilities include review and assessment in such matters as the adequacy of internal controls, the internal control environment, management risk assessment, response to reported internal control weaknesses, internal auditing and ethics and compliance program policies and practices. The Committee reports activities and findings to the board and the Southern Company Audit Committee. The Committee meets periodically with management, internal auditors and independent auditors to discuss auditing, internal controls and compliance matters.

The Southern Company Audit Committee provides broad oversight of the Company's financial reporting and audit processes, internal controls and legal, regulatory and ethical compliance. The Southern Company Audit Committee appoints the Company's independent auditors, approves their services and fees and reviews the scope and timing of their audits. The Southern Company Audit Committee reviews and discusses the Company's financial statements with management and the independent auditors. Such discussions include critical accounting policies and practices, material alternative financial treatments within generally accepted accounting principles, proposed adjustments, control recommendations, significant management judgements and accounting estimates, new accounting policies and changes in accounting principles, any disagreements with management and other material written communications between the auditors and management. The Southern Company Audit Committee also is responsible for recommending the filing of the Company's annual financial statements with the SEC.

The Southern Company Audit Committee charter is attached to this Information Statement as Appendix A.

COMPENSATION COMMITTEE:

  - Members are Mr. Warr, Chair; Mr. Dulaney; and Dr. Khayat

  - Met one time in 2003

  - Oversees the administration of the Company's compensation arrangements

The Company's Compensation Committee reviews and provides input to the Southern Company Compensation and Management Succession Committee on the performance and compensation of its chief executive officer and makes recommendations regarding the fees paid to members of the board of directors.

Southern Company's Compensation and Management Succession Committee approves the corporate performance goals used to determine incentive compensation and establishes the mechanism for setting compensation levels for the Company's executive officers. It also administers executive compensation plans and reviews management succession plans.

FINANCE COMMITTEE:

  - Members were Mr. Warr, Chair; Mr. Dulaney; Mr. Garrett; Dr. Khayat; and Dr. Terrell

  - Met three times in 2003 prior to its dissolution in October 2003

  - Reviewed the Company's financial affairs and recommended actions to the board

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The board of directors met eight times in 2003. Average director attendance at all board and committee meetings was 93 percent. Ms. Howard attended less than 75 percent of applicable meetings. No other director nominee attended less than 75 percent of applicable meetings.

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DIRECTOR NOMINATION PROCESS
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The Company does not have a Nominating Committee. The full board, with input from the Company's chief executive officer, identifies director nominees. The board evaluates candidates based on the requirements set forth in the Company's By-Laws and regulatory requirements applicable to the Company.

Southern Company owns all of the Company's common stock, and, as a result, Southern Company's affirmative vote is sufficient to elect director nominees. Consequently, the board does not accept proposals from preferred shareholders regarding potential candidates for director nominees. Southern Company's president also has input on behalf of Southern Company regarding potential candidates for director nominees.

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COMMUNICATIONS TO THE BOARD
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Shareholders and other parties interested in communicating directly with the Company's board of directors, the chair of the Controls and Compliance Committee or the non-employee directors can contact them by writing c/o Corporate Secretary, Mississippi Power Company, 2992 West Beach Boulevard, Gulfport, Mississippi 39502-40798. The Corporate Secretary will receive the correspondence and forward it to the individual director or directors to whom the correspondence is directed or the chair of the Controls and Compliance Committee. The Corporate Secretary will not forward any correspondence that is unduly hostile, threatening, illegal, not reasonably related to the Company or its business or similarly inappropriate.

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BOARD ATTENDANCE AT ANNUAL MEETING OF SHAREHOLDERS
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The Company does not have a policy relating to attendance at the Company's annual meeting of shareholders by directors. The Company does not solicit proxies for the election of directors because the affirmative vote of Southern Company is sufficient to elect the nominees and, therefore, holders of the Company's preferred stock rarely attend the annual meeting. Consequently, a policy encouraging directors to attend the annual meeting of shareholders is not necessary. None of the Company's current directors attended the Company's 2003 annual meeting of shareholders.

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AUDIT COMMITTEE REPORT
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The Audit Committee of Southern Company (the "Committee") oversees the Company's financial reporting process on behalf of the board of directors of Southern Company. The Company's management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements of the Company in the Annual Report with management. The Committee also reviews the Company's quarterly and annual reports on Forms 10-Q and 10-K prior to filing with the SEC. The Committee's review process included discussions of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and estimates and the clarity of disclosures in the financial statements.

The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States. The Committee reviewed with the independent auditors their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards, rules and regulations of the SEC and the NYSE Corporate Governance Rules. In addition, the Committee has discussed with the independent auditors their independence from management and the Company including the matters in the written disclosures made under Rule 3600T of the Public Company Accounting Oversight Board, which, on an interim basis, has adopted Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees." The Committee has also considered whether the independent auditors' provision of non-audit services to the Company is compatible with maintaining their independence.

The Committee discussed the overall scopes and plans with the Company's internal and independent auditors for their respective audits. The Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their audits, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting. The Committee also meets privately with Southern Company's compliance officer. The Committee held 12 meetings during 2003.

In reliance on the reviews and discussions referred to above, the Committee recommended to the board of directors of Southern Company (and the board approved) that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003 and filed with the SEC. The Committee also reappointed Deloitte & Touche LLP as the Company's independent auditors for 2004. At the 2004 annual meeting of Southern Company's stockholders, its stockholders will be asked to ratify the Committee's selection of the independent auditors.

Members of the Committee:

J. Neal Purcell, Chair
Dorrit J. Bern
Donald M. James
Zack T. Pate

PRINCIPAL PUBLIC ACCOUNTING FIRM FEES

The following represents the fees billed to the Company for the two most recent fiscal years by Deloitte & Touche LLP ("Deloitte & Touche") -- the Company's principal public accountant for 2002 and 2003:

                                                              2002      2003
                                                              -----     -----
                                                              (IN THOUSANDS)
Audit Fees(1)                                                 $230      $296
Audit-Related Fees(2)                                          105       262
Tax Fees                                                        13        --
All Other Fees                                                  --        --
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Total                                                         $348      $558
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(1) Includes services performed in connection with financing transactions.
(2) Includes internal control review services and accounting consultations.

The Southern Company Audit Committee (on behalf of Southern Company and all of its subsidiaries, including the Company) has adopted a Policy on Engagement of the Independent Auditor for Audit and Non-Audit Services that includes requirements for the Audit Committee to pre-approve audit and non-audit services provided by Deloitte & Touche. This policy was initially adopted in July 2002 and since that time, all audit-related and tax services included in the chart above have been pre-approved by the Southern Company Audit Committee. The Policy on Engagement of the Independent Auditor For Audit and Non-Audit Services is attached to this Information Statement as Appendix B.

CHANGE IN PRINCIPAL PUBLIC ACCOUNTING FIRM

On March 28, 2002, the board of directors of Southern Company, upon recommendation of its Audit Committee, decided not to engage Arthur Andersen LLP ("Arthur Andersen") as the Company's principal public accountants for fiscal year 2002 and engaged Deloitte & Touche to serve as the Company's principal public accountants.

Arthur Andersen's report on the financial statements of the Company for the fiscal year ended December 31, 2001 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles. Such report has not been re-issued in connection with the Company's financial statements included in the annual report on Form 10-K for the year ended December 31, 2003.

During the Company's two fiscal years ended December 31, 2001 and the subsequent interim period through March 28, 2002:

  - there were no disagreements between the Company and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Arthur Andersen's satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports;

  - there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K; and

  - the Company did not consult Deloitte & Touche with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

No representative of Deloitte & Touche is expected to be present at the 2004 Annual Meeting of Shareholders unless no later than three business days prior to the day of the meeting the Company's Corporate Secretary has received written notice from a shareholder addressed to the Corporate Secretary at Mississippi Power Company, 2992 West Beach, Gulfport, Mississippi 39501, that such shareholder will attend the meeting and wishes to ask questions of a representative of Deloitte & Touche.

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COMPENSATION AND MANAGEMENT SUCCESSION COMMITTEE REPORT
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Southern Company's Compensation and Management Succession Committee is responsible for the oversight and administration of the Company's executive compensation program. The Committee is composed entirely of independent, non-employee directors and operates pursuant to a written charter.

TOTAL EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION PHILOSOPHY

The executive compensation program is based on a philosophy that total executive compensation must be competitive and must be tied to the Company's and Southern Company's short- and long-term performance. With the objective of maximizing Southern Company shareholder value over time, our program aligns the interests of our executives and the Company's and Southern Company's shareholders.

DETERMINATION OF TOTAL EXECUTIVE COMPENSATION

The Committee retains an independent executive compensation consultant who provides information on total executive compensation paid at other large companies in the electric and gas utility industries. Twelve of these companies are included in the 22 companies that comprise the S&P Electric Utility Index. Based on the market data, total executive compensation targets are set at an appropriate size-adjusted level. This means that for target level performance, the program is designed to pay executives an amount that is at or about the median of the market. Total executive compensation is paid through an appropriate mix of both fixed and performance-based (incentive) compensation. Because the program focuses on incentive compensation, actual total compensation paid can be above or below the targets based on actual corporate performance.

COMPONENTS OF TOTAL EXECUTIVE COMPENSATION

The primary components of the executive compensation program are:

- Base pay (salary);
- Short-term incentives (annual performance bonuses); and
- Long-term incentives.

The Company also provides certain perquisites that the Committee reviews periodically to determine if they are reasonable and appropriate. The primary perquisites provided by the Company are financial planning services, club memberships (for business use) and home security.

BASE PAY

A range for base pay is determined for each named executive officer by comparing the base pay at the appropriate peer group of companies described previously. Base pay is generally set at a level that is at or below the size-adjusted median paid at those companies because of the emphasis on incentive compensation in the executive compensation program. The 2003 base pay level for the named executive officers, including Mr. Garrett, was at or near the size-adjusted median.

ANNUAL PERFORMANCE BONUSES

Annual bonuses are paid through the Omnibus Incentive Compensation Plan. All named executive officers participated in this plan in 2003.

PERFORMANCE GOALS

Annual performance bonuses are based on the attainment of corporate performance goals and attainment of the Company's adjusting goals. All performance goals were set in the first quarter of the year.

For 2003, the corporate performance goals included specific targets for:

- Southern Company earnings -- earnings per share ("EPS") and

- The Company's return on equity ("ROE").

The Committee believes that accomplishing the corporate goals is essential for the Company's and Southern Company's continued success and sustained financial performance. A target performance level is set for each corporate performance goal. Performance above or below the targets results in proportionately higher or lower bonus payments. The bonus amount is then adjusted, up or down, based on the degree of achievement of the Company's adjusting goals related to such measures as capital expenditures, cash flow, customer service, plant availability and diversity.

A target percentage of base pay is established for each named executive officer based on his or her position level for target-level performance. Annual performance bonuses may range from 0 percent of the target to 230 percent based on actual corporate and individual performance.

No bonuses are paid if performance is below a threshold level or if a minimum earnings level is not reached. Also, no bonuses are paid if Southern Company's current earnings are not sufficient to fund the Southern Company common stock dividend at the same level as the prior year.

ANNUAL BONUS PAYMENTS

Performance met or exceeded the target levels in all areas in 2003, resulting in bonuses that exceeded target levels.

Mr. Garrett's annual performance bonus under the Omnibus Incentive Compensation Plan for target-level performance was 60 percent of his base pay. The target percentage of base pay for the other named executive officers was 45 percent. Each individual's bonus paid for 2003 performance was based 30 percent on the degree of achievement of the Southern Company's EPS goal and 70 percent on the degree of achievement of the Company's ROE goal. Performance for both goals exceeded the target, resulting in bonus payouts to all named executive officers that exceeded their respective targets.

LONG-TERM INCENTIVES

The Committee bases a significant portion of the total compensation program on long-term incentives including Southern Company stock options and performance dividend equivalents.

STOCK OPTIONS

Executives are granted options with ten-year terms to purchase Southern Company's common stock at the market price on the date of the grant under the terms of the Omnibus Incentive Compensation Plan. The estimated annualized value represented approximately 24 percent of Mr. Garrett's total target compensation and 16 to 17 percent for the other named executive officers. The size of prior grants was not considered in determining the size of the grants made in 2003. These options vest over a three-year period.

PERFORMANCE DIVIDENDS

The named executive officers also are paid performance-based dividend equivalents on most stock options held at the end of the year. Dividend equivalents can range from 25 percent of the Southern Company common stock dividend paid during the year if Southern Company total shareholder return over a four-year period, compared to a group of other utility companies, is at the 30th percentile to 100 percent of the dividend paid if it reaches the 90th percentile. No dividend equivalents are paid if the total Southern Company shareholder return over the period is below the 30th percentile or if Southern Company's earnings are not sufficient to fund the current Southern Company common stock dividend. For eligible stock options held on December 31, 2003, all named executive officers received a payout of $1.385 per option for maximum performance under the Omnibus Incentive Compensation Plan.

POLICY ON INCOME TAX DEDUCTIBILITY OF EXECUTIVE COMPENSATION

Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), limits the deductibility of certain executives' compensation that exceeds $1 million per year unless the compensation is paid under a performance-based plan as defined in the Code and that has been approved by shareholders. Southern Company has obtained shareholder approval of the Omnibus Incentive Compensation Plan. However, because the policy is to maximize long-term shareholder value, tax deductibility is only one factor considered in setting compensation.

SUMMARY

The Committee believes that the policies and programs described in this report link pay and performance and serve the best interest of the Company's and Southern Company's shareholders. The Committee frequently reviews the various pay plans and policies and modifies them as it deems necessary to continue to attract, retain and motivate talented executives.

Members of the Committee:

G.J. St. Pe, Chair
D.P. Amos
T.F. Chapman

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COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
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Southern Company's Compensation and Management Succession Committee is made up of non-employee directors who have never served as executive officers of Southern Company or the Company. During 2003, none of Southern Company's or the Company's executive officers served on the board of directors of any entities whose directors or officers serve on Southern Company's Compensation and Management Succession Committee.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
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Mr. George A. Schloegel is president and chief executive officer of Hancock Bank, Gulfport, Mississippi. During 2003, Hancock Bank furnished a number of regular banking services in the ordinary course of business to the Company. The Company intends to maintain normal banking relations with Hancock Bank in the future.

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EXECUTIVE COMPENSATION INFORMATION
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EMPLOYMENT CHANGE IN CONTROL AND SEPARATION AGREEMENTS

The Company has adopted Southern Company's Change in Control Plans, which are applicable to certain of its officers, and has entered into an individual change in control agreement with Mr. Garrett. If an executive is involuntarily terminated, other than for cause, within two years following a change in control of Southern Company or the Company, the Agreement and the Plans provide for:

      - lump sum payment of two or three times annual compensation,

      - up to five years' coverage under group health and life insurance plans,

      - immediate vesting of all stock options, stock appreciation rights and restricted stock previously granted,

      - payment of any accrued long-term and short-term bonuses and dividend equivalents and

      - payment of any excise tax liability incurred as a result of payments made under any individual Agreement or the Plans.

A Southern Company change in control is defined under the Agreement and the Plans as:

      - acquisition of at least 20 percent of Southern Company's stock,

      - a change in the majority of the members of Southern Company's Board of Directors in connection with an actual or threatened change in control,

      - a merger or other business combination that results in Southern Company's stockholders immediately before the merger owning less than 65 percent of the voting power after the merger or

      - a sale of substantially all the assets of Southern Company.

A change in control of the Company is defined under the Agreement and the Plans as:

      - acquisition of at least 50 percent of the Company's stock,

      - a merger or other business combination unless Southern Company controls the surviving entity or

      - a sale of substantially all of the assets of the Company.

Southern Company's Omnibus Incentive Compensation Plan provides for pro-rata payments at not less than target-level performance if a change in control occurs and the plan is not continued or replaced with a comparable plan or plans.

SUMMARY COMPENSATION TABLE

The following table sets forth information concerning the chief executive officer and the other four most highly compensated executive officers of the Company serving during 2003.

                                                                                        LONG-TERM COMPENSATION
                                                                                       -------------------------
                                                     ANNUAL COMPENSATION                 NUMBER OF
                                          ------------------------------------------    SECURITIES     LONG-TERM
                                                                        OTHER ANNUAL    UNDERLYING     INCENTIVE    ALL OTHER
NAME AND PRINCIPAL                                                      COMPENSATION   STOCK OPTIONS    PAYOUTS    COMPENSATION
POSITION                                  YEAR   SALARY($)   BONUS($)      ($)(1)        (SHARES)       ($)(2)        ($)(3)
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MICHAEL D. GARRETT(4)                     2003    354,566    407,938        8,388         45,709        233,443       18,131
President, Chief Executive                2002    337,163    433,498        9,854         50,478        200,326       16,698
Officer, Director                         2001    309,194    370,090       11,876         60,556        194,297       44,133
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H. E. BLAKESLEE(5)                        2003    242,863    209,201        5,983         20,092        140,958       11,109
Vice President                            2002    233,564    224,449       18,529         22,402        155,313       36,187
                                          2001    224,617    195,312        6,756         59,281        168,509       10,857
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DON E. MASON                              2003    237,969    204,985        1,646         19,687        202,281       12,040
Vice President                            2002    222,856    219,927       17,588         21,950        182,925       36,161
                                          2001    220,091    182,261        2,702         52,771        169,635       10,648
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MICHAEL W. SOUTHERN                       2003    217,594    187,758       16,179         18,032        109,556       36,668
Vice President, Treasurer,                2002    207,266    199,528       14,814         19,914        119,748       30,480
Chief Financial Officer                   2001    197,478    171,970       10,217         41,156        133,400       19,554
-------------------------------------------------------------------------------------------------------------------------------
GENE L. USSERY, JR.                       2003    218,752    182,806        8,388         18,129        110,711       11,488
Vice President                            2002    204,236    177,887       12,244         19,067        111,853       25,671
                                          2001    189,361    132,964       17,095         34,151        104,576       23,988
-------------------------------------------------------------------------------------------------------------------------------

(1) Tax reimbursements by the Company and certain personal benefits.

(2) Payout of performance dividend equivalents on most stock options granted after 1996 that were held by the named executive officer at the end of the performance periods under the Omnibus Incentive Compensation Plan for the four-year performance periods ended December 31, 2001, 2002 and 2003, respectively. Dividend equivalents can range from 25 percent of the Southern Company common stock dividend paid during the last year of the performance period if Southern Company total shareholder return over the four-year period, compared to a group of other large utility companies, is at the 30th percentile to 100 percent of the dividend paid if it reaches the 90th percentile. No dividend equivalents are paid if Southern Company total shareholder return is below the 30th percentile or if Southern Company's earnings are not sufficient to fund the current Southern Company common stock dividend. For eligible stock options held on December 31, 2001, 2002 and 2003, all named executive officers received a payout of $1.34, $1.355 and $1.385 per option, respectively.

(3) Company contributions in 2003 to the Employee Savings Plan (ESP), Employee Stock Ownership Plan (ESOP) and non-pension related accruals under the Supplemental Benefit Plan (SBP) are provided in the following table:

NAME                                                      ESP     ESOP    SBP
-------------------------------------------------------------------------------
Michael D. Garrett                                       $7,820   $744   $9,567
-------------------------------------------------------------------------------
H. E. Blakeslee                                           6,769   744     3,596
-------------------------------------------------------------------------------
Don E. Mason                                              7,987   744     3,309
-------------------------------------------------------------------------------
Michael W. Southern                                       9,000   744     1,924
-------------------------------------------------------------------------------
Gene L. Ussery, Jr.                                       9,000   744     1,744
-------------------------------------------------------------------------------

     In 2003, Mr. Southern's amount includes additional incentive compensation of $25,000. In 2002, these amounts for Messrs. Blakeslee, Mason, Southern and Ussery included additional incentive compensation of $25,000, $25,000, $20,000 and $15,000, respectively.

(4) Mr. Garrett resigned effective January 1, 2004 to become the president of Georgia Power Company. He was replaced by Anthony J. Topazi who became the president and chief executive officer of the Company effective January 1, 2004.

(5) Mr. Blakeslee retired effective December 31, 2003.

STOCK OPTION GRANTS IN 2003

The following table sets forth all stock option grants to the named executive officers of the Company during the year ending December 31, 2003.

                              NUMBER OF
                              SECURITIES   PERCENT OF TOTAL
                              UNDERLYING   OPTIONS GRANTED    EXERCISE OR                GRANT DATE
                               OPTIONS     TO EMPLOYEES IN    BASE PRICE    EXPIRATION     PRESENT
            NAME              GRANTED(1)    FISCAL YEAR(2)     ($/SH)(1)     DATE(1)     VALUE($)(3)
----------------------------------------------------------------------------------------------------
Michael D. Garrett              45,709           13.6           27.975      02/14/2013     164,095
----------------------------------------------------------------------------------------------------
H. E. Blakeslee                 20,092            6.0           27.975      01/01/2009      72,130
----------------------------------------------------------------------------------------------------
Don E. Mason                    19,687            5.9           27.975      02/14/2013      70,676
----------------------------------------------------------------------------------------------------
Michael W. Southern             18,032            5.4           27.975      02/14/2013      64,735
----------------------------------------------------------------------------------------------------
Gene L. Ussery, Jr.             18,129            5.4           27.975      02/14/2013      65,083
----------------------------------------------------------------------------------------------------

(1) Stock option grants were made on February 14, 2003 and vest annually at a rate of one-third on the anniversary date of the grant. Grants fully vest upon termination as a result of death, total disability or retirement and expire five years after retirement, three years after death or total disability, or their normal expiration date if earlier. Exercise price is the average of the high and low price of Southern Company's common stock on the date granted. Options may be transferred to a revocable trust.

(2) A total of 336,450 stock options were granted in 2003 to employees of the Company.

(3) Value was calculated using the Black-Scholes option valuation model. The actual value, if any, ultimately realized depends on the market value of Southern Company's common stock at a future date. Significant assumptions are shown below:

                     RISK-FREE RATE         DIVIDEND          EXPECTED
  VOLATILITY           OF RETURN             YIELD              TERM
  ---------------------------------------------------------------------
      23.59%              2.72%               4.90%          4.28 years
  ---------------------------------------------------------------------

AGGREGATED STOCK OPTION EXERCISES IN 2003 AND YEAR-END OPTION VALUES

The following table sets forth information concerning options exercised during the year ending December 31, 2003 by the named executive officers and the value of unexercised options held by them as of December 31, 2003.

                                                           NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                          UNDERLYING UNEXERCISED        IN-THE-MONEY OPTIONS AT
                                 SHARES       VALUE       OPTIONS AT YEAR-END(#)            YEAR-END($)(2)
                              ACQUIRED ON    REALIZED   ---------------------------   ---------------------------
            NAME              EXERCISE(#)     ($)(1)    EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
-----------------------------------------------------------------------------------------------------------------
Michael D. Garrett               25,000      345,712      69,005         99,546          652,228       464,064
-----------------------------------------------------------------------------------------------------------------
H. E. Blakeslee                  32,939      462,296      46,989         54,786          399,468       301,328
-----------------------------------------------------------------------------------------------------------------
Don E. Mason                      8,636      155,396      94,141         51,910        1,117,740       281,388
-----------------------------------------------------------------------------------------------------------------
Michael W. Southern              27,305      374,442      34,075         45,027          288,613       235,019
-----------------------------------------------------------------------------------------------------------------
Gene L. Ussery, Jr.              20,741      272,816      37,712         42,224          434,101       213,281
-----------------------------------------------------------------------------------------------------------------

(1) The "Value Realized" is ordinary income, before taxes, and represents the amount equal to the excess of the fair market value of the shares at the time of exercise above the exercise price.

(2) These columns represent the excess of the fair market value of Southern Company's common stock of $30.25 per share, as of December 31, 2003, above the exercise price of the options. The amounts under the Exercisable column report the "value" of options that are vested and therefore could be exercised. The amounts under the Unexercisable column report the "value" of options that are not vested and therefore could not be exercised as of December 31, 2003.

DEFINED BENEFIT OR ACTUARIAL PLAN DISCLOSURE

The following table sets forth the estimated annual pension benefits payable at normal retirement age under Southern Company's qualified Pension Plan, as well as non-qualified supplemental benefits, based on the stated compensation and years of service with the Southern Company system for the named executive officers of the Company. Compensation for pension purposes is limited to the average of the highest three of the final 10 years' compensation. Compensation is base salary plus the excess of annual incentive compensation over 15 percent of base salary. The compensation components are reported under columns titled "Salary" and "Bonus" in the Summary Compensation Table detailed earlier in this Information Statement.

The amounts shown in the table were calculated according to the final average pay formula and are based on a single life annuity without reduction for joint and survivor annuities or computation of the Social Security offset which would apply in most cases.

                                          YEARS OF ACCREDITED SERVICE
----------------------------------------------------------------------------------------
COMPENSATION              15         20         25         30         35          40
----------------------------------------------------------------------------------------
$ 100,000              $ 25,500   $ 34,000   $ 42,500   $ 51,000   $ 59,500   $   68,000
   300,000               76,500    102,000    127,500    153,000    178,500      204,000
   500,000              127,500    170,000    212,500    255,000    297,500      340,000
   700,000              178,500    238,000    297,500    357,000    416,500      476,000
   900,000              229,500    306,000    382,500    459,000    535,500      612,000

As of December 31, 2003, the applicable compensation levels and accredited service for determination of pension benefits would have been:

                                                              COMPENSATION      ACCREDITED
NAME                                                             LEVEL       YEARS OF SERVICE
---------------------------------------------------------------------------------------------
Michael D. Garrett                                              $687,008            35
---------------------------------------------------------------------------------------------
H. E. Blakeslee                                                  406,637            38
---------------------------------------------------------------------------------------------
Don E. Mason                                                     398,442            37
---------------------------------------------------------------------------------------------
Michael W. Southern                                              361,604            28
---------------------------------------------------------------------------------------------
Gene L. Ussery, Jr.                                              340,720            35
---------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STOCK OWNERSHIP TABLE
--------------------------------------------------------------------------------

Southern Company is the beneficial owner of 100% of the outstanding common stock of the Company. The following table shows the number of shares of Southern Company common stock owned by directors, nominees and executive officers as of December 31, 2003. It is based on information furnished by the directors, nominees and executive officers. The shares owned by all directors, nominees and executive officers as a group constitute less than one percent of the total number of shares of Southern Company common stock outstanding on December 31, 2003.

                                                                                 SHARES BENEFICIALLY
                                                                                   OWNED INCLUDE:
                                                                                 -------------------
                                                                                 SHARES INDIVIDUALS
                                                                     SHARES        HAVE RIGHTS TO
NAME OF DIRECTORS, NOMINEES                                       BENEFICIALLY    ACQUIRE WITHIN 60
AND EXECUTIVE OFFICERS                  TITLE OF SECURITY           OWNED(1)           DAYS(2)
----------------------------------------------------------------------------------------------------
Thomas E. Dulaney                 Southern Company Common Stock       2,101
----------------------------------------------------------------------------------------------------
Michael D. Garrett                Southern Company Common Stock      79,765             79,045
----------------------------------------------------------------------------------------------------
Linda T. Howard                   Southern Company Common Stock       1,254
----------------------------------------------------------------------------------------------------
Robert C. Khayat                  Southern Company Common Stock         410
----------------------------------------------------------------------------------------------------
Aubrey K. Lucas                   Southern Company Common Stock       5,024
----------------------------------------------------------------------------------------------------
George A. Schloegel               Southern Company Common Stock       2,025
----------------------------------------------------------------------------------------------------
Phillip J. Terrell                Southern Company Common Stock       1,836
----------------------------------------------------------------------------------------------------
E. Eugene Warr                    Southern Company Common Stock       2,964
----------------------------------------------------------------------------------------------------
H. E. Blakeslee                   Southern Company Common Stock     106,410            101,775
----------------------------------------------------------------------------------------------------
Don E. Mason                      Southern Company Common Stock     140,099            115,766
----------------------------------------------------------------------------------------------------
Michael W. Southern               Southern Company Common Stock      58,774             52,815
----------------------------------------------------------------------------------------------------
Anthony J. Topazi                 Southern Company Common Stock     111,232             99,580
----------------------------------------------------------------------------------------------------
Gene L. Ussery, Jr.               Southern Company Common Stock      58,492             55,942
----------------------------------------------------------------------------------------------------
Directors, Nominees and
  Executive Officers as a group
  (14 people)                     Southern Company Common Stock     595,823            527,927
----------------------------------------------------------------------------------------------------

(1) "Beneficial ownership" means the sole or shared power to vote, or to direct the voting of, a security, and/or investment power with respect to a security or any combination thereof.

(2) Indicates shares of Southern Company's common stock that certain executive officers have the right to acquire within 60 days. Shares indicated are included in the Shares Beneficially Owned column.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.

No reporting person of the Company failed to file, on a timely basis, the reports required by Section 16(a) of the Securities Exchange Act of 1934.

                                                                      APPENDIX A

                                SOUTHERN COMPANY

                            AUDIT COMMITTEE CHARTER

This Charter identifies the composition, purpose, authority, meeting requirements and responsibilities of the Southern Company (the Company) Audit Committee (the Committee) as approved by the Southern Company Board of Directors (the Board).

I.   COMPOSITION

     The Committee will be comprised of at least three independent members of the Board, each of whom will be financially literate. A deliberate effort will be made to include at least one Director who is a financial expert. The selection of Committee members will be in accordance with requirements for independence and financial literacy and expertise, as interpreted by the Board in its best business judgment, giving full consideration to the rules of the Securities and Exchange Commission (SEC) and the New York Stock Exchange.

II.  PURPOSE

     To assist the Board of Directors in fulfilling its oversight responsibilities for the following:

     A.  Integrity of the financial reporting process;

     B.  The system of internal control;

     C. The independence and performance of the internal and independent audit process; and

     D. The Company's process for monitoring adherence with the spirit and intent of its Code of Ethics and compliance with laws and regulations.

III. AUTHORITY

     The Audit Committee has authority to conduct or authorize investigations into any matters within its scope of responsibility. It is empowered to:

     A.  Appoint, compensate, and oversee the work of the independent auditors.

     B. Resolve any disagreements between management and the independent auditors regarding financial reporting.

     C. Pre-approve all auditing and non-audit services provided by the independent auditors.

     D. Retain independent counsel, accountants, or others to advise the committee or assist in the conduct of an investigation.

     E. Seek any information it requires from employees -- all of whom are directed to cooperate with the Committee's requests -- or external parties.

     F. Meet with Company officers, independent auditors, internal auditors, inside counsel or outside counsel, as necessary.

     In the execution of its duties, the Committee will report to the Board of Directors.

IV. MEETING REQUIREMENTS

     The Committee shall meet a minimum of four times each year, or more often if warranted, to receive reports and to discuss the quarterly and annual financial statements, including disclosures and other related information. The Committee shall meet separately, at least annually, with Company management, the Director of Internal Auditing, the Compliance Officer, and the independent auditors to discuss matters that the Committee or any of these persons believe should be discussed privately. Meetings of the Committee may utilize conference call, Internet or other similar electronic communication technology.

V.  RESPONSIBILITIES

     A. Financial Reporting and Independent Audit Process -- The oversight responsibility of the Committee in the area of financial reporting is to provide reasonable assurance that the Company's financial disclosures and accounting practices accurately portray the financial condition, results of operations, cash flows, plans and long-term commitments of the Company on a consolidated basis, as well as on a separate company basis for each consolidated subsidiary that has publicly traded securities. To accomplish this, the Committee will:

        1. Provide oversight of the independent audit process, including direct responsibility for:

           a.   Annual appointment of the independent auditors.

           b.   Compensation of the independent auditors.

           c. Review and confirmation of the independence of the external auditors by obtaining statements from the auditors on relationships between the auditors and the Company, including non-audit services, and discussing the relationships with the auditors. Ensure that non-audit services provided by the independent auditors comply with and are disclosed to investors in periodic reports required by the Securities Exchange Act of 1934 and the Sarbanes-Oxley Act of 2002.

           d. Review of the independent auditors' quarterly and annual work plans, and results of audit engagements.

           e. Review of the experience and qualifications of the senior members of the independent audit team annually and ensure that all partner rotation requirements are executed.

           f.   Evaluation of the independent auditors' performance.

           g. Oversight of the coordination of the independent auditors' activities with the Internal Auditing and Accounting functions.

        2. Review and discuss with management the quarterly and annual consolidated earnings announcements and earnings guidance provided to analysts and rating agencies.

        3. Review and discuss with management and the independent auditors the quarterly and annual financial statements (including disclosures under Management's Discussion and Analysis of Financial Condition and Results of Operations) and recommend the reports for filing with the SEC. The financial statements include the Southern Company consolidated financial statements as well as the separate financial statements for all consolidated subsidiaries with publicly traded securities.

           a. The review and discussion will be based on timely reports from the independent auditors, including:

              i.   All critical accounting policies and practices to be used.

              ii. All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management; ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors.

              iii. Other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

           b. In addition, the following items will also be reviewed and discussed:

              i.   Significant judgments and estimates made by management.

              ii. Significant reporting or operational issues identified during the reporting period, including how they were resolved.

              iii. Issues on which management sought second accounting opinions.

              iv. Significant regulatory changes and accounting and reporting developments proposed by Financial Accounting Standards Board, SEC or other regulatory agency.

              v.   Any audit problems or difficulties and management's response.

        4. Review the letter of management representations given to the independent auditors in connection with the audit of the annual financial statements.

     B. Internal Control -- The responsibility of the Committee in the area of internal control, in addition to the actions described in Section
         (V).(A.)., is to:

        1.   Provide oversight of the internal audit function including:

           a.   Review of audit plans, budgets and staffing levels.

           b.   Review of audit results.

           c. Review of management's appointment, appraisal of, and/or removal of the Company's Director of Internal Auditing. At least every two years, regardless of the performance of the incumbent, the President and Chief Executive Officer will review with the Committee the merits of reassigning the Director of Internal Auditing.

        2. Assess management's response to any reported weaknesses or compliance deficiencies.

        3. Provide oversight of the Company's Legal and Regulatory Compliance and Ethics Programs, including:

           a.   Creation and maintenance of procedures for:

              i. Receipt, retention and treatment of complaints received by management regarding accounting, internal accounting controls or audit matters.

              ii. Confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

           b. Review of plans and activities of the Company's Corporate Compliance Officer.

           c. Review of results of auditing or other monitoring programs designed to prevent or detect violations of laws or regulations.

           d. Review of corporate policies relating to compliance with laws and regulations, ethics, conflict of interest and the investigation of misconduct or fraud.

           e. Review of reported cases of employee fraud, conflict of interest, unethical or illegal conduct.

        4. Review the quality assurance practices of the internal auditing function and the independent auditors.

        5. Review and discuss significant risks facing the Company and the guidelines and policies to govern the process by which risk assessment and risk management is undertaken.

     C.  Conduct an annual self-assessment of the Committee's performance.

     D.  Other

        1. Set clear employment policies for Southern Company's hiring of employees or former employees of the independent auditors.

        2. Report Committee activities and findings to the Board on a regular basis.

        3. Report Committee activities in the Company's annual proxy statement to shareholders.

        4. Review this charter at least annually and recommend appropriate changes.

                                         ADOPTED ON FEBRUARY 17, 2003

                                         BY THE SOUTHERN COMPANY

                                         BOARD OF DIRECTORS

                                                                      APPENDIX B

                                SOUTHERN COMPANY

                POLICY ON ENGAGEMENT OF THE INDEPENDENT AUDITOR
                        FOR AUDIT AND NON-AUDIT SERVICES

A. Southern Company (including its subsidiaries) will not engage the independent auditor to perform any services that are prohibited by the Sarbanes-Oxley Act of 2002. It shall further be the policy of the Company not to retain the independent auditor for non-audit services unless there is a compelling reason to do so and such retention is otherwise pre-approved consistent with this policy. Non-audit services that are prohibited include:

     1. Bookkeeping and other services related to the preparation of accounting records or financial statements of the Company or its subsidiaries.

     2.   Financial information systems design and implementation.

     3. Appraisal or valuation services, fairness opinions, or contribution-in-kind reports.

     4.   Actuarial services.

     5.   Internal audit outsourcing services.

     6.   Management functions or human resources.

     7.   Broker or dealer, investment adviser, or investment banking services.

     8. Legal services or expert services unrelated to financial statement audits.

     9. Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

B. Effective January 1, 2003, officers of the Company (including its subsidiaries) may not engage the independent auditor to perform any personal services, such as personal financial planning or personal income tax services.

C. All audit services (including providing comfort letters and consents in connection with securities issuances) and permissible non-audit services provided by the independent auditor must be pre-approved by the Southern Company Audit Committee.

D. Under this Policy, the Audit Committee's approval of the independent auditor's annual arrangements letter shall constitute pre-approval for all services covered in the letter.

E. By adopting this Policy, the Audit Committee hereby pre-approves the engagement of the independent auditor to provide services related to the issuance of comfort letters and consents required for securities sales by the Company and its subsidiaries and services related to consultation on routine accounting and tax matters. The actual amounts expended for such services each calendar quarter shall be reported to the Committee at a subsequent Committee meeting.

F. The Audit Committee also delegates to its Chairman the authority to grant pre-approvals for the engagement of the independent auditor to provide any permissible service up to a limit of $50,000 per engagement. Any engagements pre-approved by the Chairman shall be presented to the full Committee at its next scheduled regular meeting.

G. The Southern Company Comptroller shall establish processes and procedures to carry out this Policy.

                                Approved by the Southern Company Audit Committee
                                                                December 9, 2002

                                 (RECYCLE LOGO)